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                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 2
                                     TO THE
                  RECEIVABLES FUNDING AND SERVICING AGREEMENT,
                                   AS AMENDED


                            dated as of July 17, 1998


                  AMENDMENT NO. 2 TO THE RECEIVABLES FUNDING AND SERVICING AGREEMENT, AS AMENDED, dated as of July 17, 1998 ("Amendment No. 2") to that certain Receivables Funding and Servicing Agreement, as amended, dated as of November 24, 1997 (the "Receivables Funding and Servicing Agreement") among CPS WAREHOUSE CORP., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages of this Agreement under the heading "Investors" and their respective successors and assigns; VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation, ("VFCC") as lender (a "Lender"), FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC. ("FCMC"), as deal agent (the "Deal Agent"); FIRST UNION NATIONAL BANK ("First Union"), as the liquidity agent (the "Liquidity Agent") and as the collateral agent (the "Collateral Agent") and CONSUMER PORTFOLIO SERVICES, INC., a California corporation (as such, together with its successors and assigns, the "Parent"), as servicer hereunder (as such, together with its successors and permitted assigns, the "Servicer").


                             PRELIMINARY STATEMENTS

                  WHEREAS, the parties hereto have entered into that certain Receivables Funding and Servicing Agreement, whereby the Lenders make advances to the Borrower and such advances are secured by certain receivables and other collateral owned by the Borrower;

                  WHEREAS, pursuant to Section 2.01(c) of the Receivables Funding and Servicing Agreement, the Borrower may by written notice to the Deal Agent, request an increase in the Maximum Facility Amount; and

                  WHEREAS, Section 14.06 provides the Receivables Funding and Servicing Agreement may be amended in writing by the parties thereto;

                  NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Receivables Funding and Servicing Agreement thereto.



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                  2. Amendment to Receivables Funding and Servicing Agreement.

                  (a) Section 1.01 is hereby amended by:

                           (i) deleting the definition of "Advance Rate" and by replacing such definition with the following:

                           "Advance Rate" means, for any Receivable within a Subgroup of Receivables and date within a Report Period, a percentage equal to the lesser of (a) 95% and (b) 1 minus the product of (i) three
         (3) and (ii) the Net Loss Factor applicable to the related Subgroup of Receivables during such Report Period.

                           (ii) deleting the definition of "CP Rate" and by replacing such definition with the following:

                           "CP Rate" means for any Fixed Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the short-term promissory notes issued by VFCC that are allocated, in whole or in part, by the Deal Agent (on behalf of VFCC) to fund or maintain the Contracts during such Fixed Period, as determined by the Deal Agent (on behalf of VFCC) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to the reasonable and customary commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of VFCC); provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such Fixed Period, the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.

                           (iii) adding the following after the word "months" in the first line of item (d) in the definition of "Eligible Receivables":

                           "(or, in the case of a Contract originated under the Super Alpha Program (as defined in the Credit and Collection Policies), seventy-two (72) months)"

                           (iv) deleting the definition of "Final Maturity Date" and by replacing such definition with the following:

                           "Final Maturity Date" means July 16, 1999 or, if extended, in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.01(b), the Extension Date.

                           (v) deleting the definition of "Maximum Facility Amount" and by replacing such definition with the following:

                           "Maximum Facility Amount" means at any time, $200,000,000, as such amount may be adjusted from time to time pursuant to Section 2.01(c) and Section 2.03,



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         provided, however, that at all times, on or after the Termination Date, the "Maximum Facility Amount" shall mean the aggregate outstanding principal amount of Advances.

                           (vi) deleting the word "and" in the fifth line of item (iii) in the definition of "Portfolio Requirements" and by adding the following clause after the words "Settlement Period" in the last line thereof:

                           ", and (c) originated under the Super Alpha Program (as defined in the Credit and Collection Policies) with an initial Contract term in excess of sixty (60) months shall not exceed 5% of the aggregate Contract Principal Balance of Eligible Receivables at the end of such Settlement Period"

                           (vii) deleting the definition of "Yield Rate" and by replacing such definition with the following:

                           "Yield Rate" For any Fixed Period for all principal amounts of Advances allocated to such Fixed Period:

                           (a) to the extent the relevant Lender will be funding the applicable Advance on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the sum of (i) the CP Rate and (ii) the Applicable Margin for such Fixed Period, and

                           (b) to the extent the relevant Lender will not be funding the applicable Advance on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the sum of
         (i) the Alternative Rate and (ii) the Applicable Margin for such Fixed Period or such other rate as the Deal Agent and the Borrower shall agree to in writing.

                  (b) Section 14.11 is hereby amended by inserting "(a)" before the first sentence thereof and by adding the following at the end thereof:

                  "(b) Notwithstanding anything contained in this Agreement, VFCC shall have no obligation to pay any amount required to be paid by it hereunder or thereunder to any of the Liquidity Agent, the Documentation Agent, the Deal Agent or any Investor, in excess of any amount available to VFCC after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Liquidity Agent, the Documentation Agent, the Deal Agent and each Investor agrees that they shall not have a claim under Section 101(5) of the United States Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to the Seller to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes."

                  (c) Article XIV is hereby amended by adding the following section:

                  "Section 14.12    Investor Assumption of Hedging Instruments.



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                  Upon a funding of the Liquidity Facility on behalf of the
Investors specified in the Liquidity Purchase Agreement, the following provisions shall apply with respect to the Hedging Instruments. Capitalized terms used in this Section 14.12 and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Liquidity Purchase Agreement:

                  Each Investor shall assume and hereby does agree to assume a pro rata interest (equal to its Percentage Interest) in obligations (including, without limitation, any obligations to make termination payments thereunder) and duties of VFCC under each Hedging Instrument as of the date of such purchase and shall also be entitled to a corresponding portion of the rights and benefits of VFCC under the related Hedging Instrument subsequent to such date.

                  VFCC shall execute and deliver all Required Assignment Documentation that may be requested by the Deal Agent or VFCC in connection therewith."

                  3. Full Force and Effect. Except as modified by this Amendment No. 2, the Receivables Funding and Servicing Agreement shall otherwise remain in full force and effect against any and all of the parties thereunder.

                  4. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

                  5. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.



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IN WITNESS WHEREOF the parties have executed this Amendment No. 2 as of the date first above written.



                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Servicer


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        CPS WAREHOUSE CORP., as
                                        Borrower


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        VARIABLE FUNDING CAPITAL CORPORATION,
                                        as a Lender


                                        By: First Union Capital Markets, a
                                            division of Wheat First Securities,
                                            Inc., as attorney-in-fact


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        FIRST UNION CAPITAL MARKETS, a division
                                        of WHEAT FIRST SECURITIES, INC.,
                                        as Deal Agent


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        FIRST UNION NATIONAL BANK, as
                                        Liquidity Agent


                                        By:  ___________________________________
                                             Name:
                                             Title:



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                                        FIRST UNION NATIONAL BANK, as
                                        Collateral Agent


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        FIRST UNION NATIONAL BANK, as Investors


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        Commitment:  $200,000,000



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